UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21284

Nicholas-Applegate Convertible & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:	212-739-3371

Date of fiscal year end:	February 29, 2008

Date of reporting period:	February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Nicholas-Applegate Convertible & Income Fund Nicholas-Applegate Convertible & Income Fund II

Annual Report February 29, 2008

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-4

Schedules of Investments	5-16

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	20-25

Financial Highlights	26-27

Report of Independent Registered Public Accounting Firm	28

Tax Information/Annual Shareholder Meetings Results	29

Privacy Policy/Proxy Voting Policies & Procedures	30

Dividend Reinvestment Plan	31

Board of Trustees	32-33

Principal Officers	34

Nicholas-Applegate Convertible & Income Funds Letter to Shareholders

April 16, 2008

Dear Shareholder:

We are pleased to provide you with the annual reports of the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (collectively, the “Funds”) for the fiscal year ended February 29, 2008.

The convertible market finished the reporting period with relatively flat returns, falling 0.58%, as measured by the Merrill Lynch All-Convertible Index. The convertible market outperformed the S&P 500 Index, which returned (3.59)% for the period. It trailed the Dow Jones Industrial Average, which advanced 2.23%.

During February 2008, industry-wide developments in the auction-rate preferred markets caused auctions for the Funds’ auction-rate preferred shares (“ARPS”) to fail, as described in Note 5 in the accompanying notes to Financial Statements. At the time this report is being prepared, it is not possible to predict how and when full or partial liquidity will return, if at all, to the closed-end fund ARPS market. Additional information regarding ARPS, failed auctions and potential solutions to address the unprecedented lack of liquidity of the ARPS due to recent failed auctions can be accessed on the Fund’s website http://www.allianzinvestors.com/closedendfunds.

Please refer to the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Nicholas-Applegate Capital Management LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 1

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II
Fund Insights
February 29, 2008 (unaudited)

•	For the 12-months ended February 29, 2008, Nicholas-Applegate Convertible & Income Fund returned (6.33)% on net asset value and (13.63)% on market price.

•	For the 12-months ended February 29, 2008, Nicholas-Applegate Convertible & Income II Fund returned (7.13)% on net asset value and (12.08)% on market price.

•

The convertible and high yield markets followed the broad equity market lower in the period as there were no significant catalysts to drive the market higher. Slowing corporate profits, widening credit spreads, recession fears, high oil prices, and continued negative subprime news were responsible for the broad equity market pull-back.

•

Industry performance was mixed and driven by broad market themes. Financial issuer underperformance was clearly the most severe of any industry in the broad markets. The consumer sector also performed poorly. The best performing industries during the twelve month period were healthcare, utilities and energy. These sectors performed well because of favorable operating performance as well as an expected flight to quality.

•

The Funds’ convertible positions were helped by many industries during the period. Healthcare companies rallied in response to better-than-expected corporate profits and positive outlooks. Consumer staple companies benefited from record commodity prices as well as an investor rotation into more defensive industries. Material companies were higher on impressive quarterly results despite a slowing economy.

•

Select sectors within the Funds’ the convertible portfolio’s hindered performance in the period. Despite positive performance for the year, select technology issuers pulled back during the period on fears of slowing earnings growth. Automotive companies moved lower on concerns that weaker-than-expected consumer spending would cause auto sales to fall below expectations in 2008. Retail companies continued their move lower as the challenging economic backdrop weighed on consumer spending.

•	Remarkably, with all of the financial chaos and headlines, the fundamentals of the majority of issuers in the high yield market remained intact. The default rate for 2007 was a record setting low.

•

Throughout the continued volatility, relative high yield performance was driven by stringent credit selection. We continued to have bonds tendered for as well as companies, demonstrated improving fundamentals, upgraded.

•	There were negative high yield contributors during the period. In the auto industry bonds, traded lower across the board. Other negative movers included certain retail-related issuers.

2 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund Performance & Statistics February 29, 2008 (unaudited)

Total Return (1) :	Market Price	Net Asset Value (“NAV”)

1 year	(13.63)%	(6.33)%

3 year	4.22%	3.87%

Commencement of Operations (3/31/03) to 2/29/08	8.62%	9.74%

Common Share Market Price/NAV Performance:
Commencement of Operations (3/31/03) to 2/29/08
■ Market Price
■ NAV

Market Price/NAV:

Market Price	$12.50

NAV	$12.52

Discount to NAV	(0.16)%

Market Price Yield(2)	12.00%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods; returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, price, market yield and market net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at February 29, 2008.

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 3

Nicholas-Applegate Convertible & Income Fund II Performance & Statistics February 29, 2008 (unaudited)

Total Return (1) :	Market Price	Net Asset Value (“NAV”)

1 year	(12.08)%	(7.13)%

3 year	4.77%	3.69%

Commencement of Operations (7/31/03) to 2/29/08	6.47%	8.07%

Common Share Market Price/NAV Performance:
Commencement of Operations (7/31/03) to 2/29/08
■ Market Price
■ NAV

Market Price/NAV:

Market Price	$12.09

NAV	$12.38

Discount to NAV	(2.34)%

Market Price Yield(2)	11.79%

Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the begining of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the begining of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual return.

Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods; returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to the total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at February 29, 2008.

4 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 29, 2008

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

CONVERTIBLE PREFERRED STOCK—43.1%
	Agriculture—1.9%
	Bunge Ltd.,
136	4.875%, 12/31/49	Ba1/BB	$18,615,156
8	5.125%, 12/1/10	NR/BB	8,280,000

			26,895,156

	Automotive—2.0%
	General Motors Corp.,
785	5.25%, 3/6/32, Ser. B	Caa1/B–	14,216,350
700	6.25%, 7/15/33, Ser. C	Caa1/B–	13,538,000

			27,754,350

	Banking—3.7%
17	Bank of America Corp., 7.25%, 12/31/49, Ser. L	Aa3/A+	18,695,854
315	Washington Mutual Capital Trust, 5.375%, 5/1/41, Ser. UNIT	Baa3/BBB-	11,047,406
181	Wells Fargo Co., 8.00%, 6/1/08, Ser. AAPL (Apple, Inc.) (e)	Aa1/AA+	21,595,110

			51,338,370

	Commercial Services—0.7%
305	United Rentals, Inc., 6.50%, 8/1/28	B3/B-	10,516,014

	Electric—4.6%
441	AES Trust III, 6.75%, 10/15/29	B3/B-	20,891,550
322	Entergy Corp., 7.625%, 2/17/09	NR/BBB	20,051,760
68	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	24,314,800

			65,258,110

	Financial Services—11.7%
366	Citigroup Funding, Inc., 4.583%, 9/27/08, Ser. GNW
	(Genworth Financial, Inc.) (d) (e)	Aa3/AA-	8,724,248
35	Citigroup, Inc., 6.50%, 12/31/49, Ser. T	A2/A	1,733,788
1,216	Eksportfinans A/S, 13.00%, 11/1/08, Ser. TWX
	(Time Warner, Inc.) (e)	Aaa/A+	19,037,442
	Goldman Sachs Group, Inc.,
830	9.75%, 12/19/08, Ser. CSCO (Cisco Systems, Inc.) (e)	Aa3/NR	21,088,432
505	20.00%, 3/6/08, Ser. DISH (Echostar Communications
	Corp.) (e)	Aa3/NR	15,792,188
281	Lazard Ltd., 6.625%, 5/15/08	Ba1/NR	9,034,635
	Lehman Brothers Holdings, Inc.,
892	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.) (e)	A1/A+	21,915,528
255	8.50%, 8/25/08, Ser. UTX (United Technologies Corp.) (e)	A1/A+	17,255,893
139	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.) (e)	A1/A+	19,660,570
	Morgan Stanley,
36	20.00%, 3/8/08, Ser. GOOG (Google, Inc.) (e)	Aa3/NR	14,866,702
554	20.00%, 3/24/08, Ser. DIS (The Walt Disney Co.) (e)	Aa3/NR	15,155,966

			164,265,392

	Hand/Machine Tools—1.1%
18	Stanley Works, 5.125%, 5/17/12 (d)	A2/A	15,656,550

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 5

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 29, 2008

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Insurance—3.5%
629	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	$18,172,320
687	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	21,211,125
687	XL Capital Ltd., 7.00%, 2/15/09	Baa1/A-	9,793,313

			49,176,758

	Investment Company—1.7%
356	Vale Capital Ltd., 5.50%, 6/15/10, Ser. RIO
	(Companhia Vale do Rio Doce) (e)	NR/NR	23,951,813

	Metals & Mining—1.8%
169	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/B+	24,899,245

	Oil & Gas—1.9%
203	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	26,486,337

	Packaging & Containers—0.8%
201	Owens-Illinois, Inc., 4.75%, 12/31/49	Caa1/B	11,109,968

	Pharmaceuticals—1.0%
71	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	14,608,388

	Real Estate (REIT)—1.2%
867	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B2/B-	17,214,912

	Sovereign—3.1%
	Svensk Exportkredit AB,
511	10.00%, 10/20/08, Ser. TEVA (Teva Pharmaceutical
	Industries Ltd.) (e)	Aa1/AA+	23,547,630
226	12.50%, 12/12/08, Ser. XOM (Exxon Mobil Corp.) (e)	Aa1/AA+	19,463,836

			43,011,466

	Telecommunications—1.3%
330	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	18,562,500

	Waste Disposal—1.1%
57	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	B3/B	14,816,182

	Total Convertible Preferred Stock (cost-$618,771,333)		605,521,511

CORPORATE BONDS & NOTES—40.0%

Principal Amount (000)

	Advertising—0.8%
$11,450	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	10,591,250

	Apparel—0.7%
3,990	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	3,980,025
6,090	Oxford Industries, Inc., 8.875%, 6/1/11	B1/B	5,876,850

			9,856,875

6 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 29, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Automotive—3.1%
$7,545	Accuride Corp., 8.50%, 2/1/15	B3/B-	$5,922,825
3,615	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	Ba3/BB	3,117,937
14,195	Exide Technologies, 10.50%, 3/15/13, Ser. B	Caa1/CCC+	13,201,350
12,875	General Motors Corp., 8.375%, 7/15/33	Caa1/B-	9,913,750
10,890	Goodyear Tire & Rubber Co., 11.00%, 3/1/11	Ba3/B+	11,488,950

			43,644,812

	Chemicals—0.4%
6,165	Momentive Performance Materials, Inc. 9.75%, 12/1/14	B3/B-	5,548,500

	Coal—0.4%
6,280	James River Coal Co., 9.375%, 6/1/12	Ca/CC	5,840,400

	Commercial Services—1.6%
13,465	Cenveo Corp., 7.875%, 12/1/13	B3/B	11,546,237
11,060	Hertz Corp., 10.50%, 1/1/16	B2/B	10,562,300

			22,108,537

	Computers—0.6%
10,325	Unisys Corp., 8.00%, 10/15/12	B2/B+	8,982,750

	Electric—1.9%
13,275	AES Corp., 9.50%, 6/1/09	B1/B	13,806,000
7,560	Energy Future Holdings Corp., 10.875%, 11/1/17 (a) (b)	B3/CCC+	7,488,936
5,400	Texas Competitive Electric Holdings Co. LLC,
	10.25%, 11/1/15 (a) (b)	B3/CCC	5,292,000

			26,586,936

	Electronics—0.9%
12,170	Stoneridge, Inc., 11.50%, 5/1/12	B2/B	12,535,100

	Financial Services—3.0%
8,725	AMR Holdings Co., 10.00%, 2/15/15	B1/B-	9,292,125
11,230	E*Trade Financial Corp., 8.00%, 6/15/11	Ba3/B	9,798,175
10,795	Ford Motor Credit Co., 7.00%, 10/1/13	B1/B	8,867,715
9,990	KAR Holdings, Inc., 8.75%, 5/1/14 (a) (b)	B3/CCC	8,991,000
3,655	MedCath Holdings Corp., 9.875%, 7/15/12	Caa1/B-	3,856,025
3,770	Residential Capital LLC, 8.375%, 6/30/10	B2/B	2,167,750

			42,972,790

	Healthcare—1.2%
6,735	Alliance Imaging, Inc., 7.25%, 12/15/12	B3/B-	6,398,250
9,015	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	Caa1/CCC+	9,127,688
1,350	Psychiatric Solutions, Inc., 7.75%, 7/15/15	B3/B-	1,343,250

			16,869,188

	Home Furnishings—1.0%
10,830	Central Garden & Pet Co., 9.125%, 2/1/13	Caa1/CCC+	8,826,450
7,120	Jarden Corp., 7.50%, 5/1/17	B3/B-	6,274,500

			15,100,950

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 7

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 29, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Manufacturing—2.3%
$13,310	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	$9,915,950
2,155	Park-Ohio Industries, Inc., 8.375%, 11/15/14	B3/B-	1,740,163
9,710	Polypore, Inc., 8.75%, 5/15/12	Caa1/CCC+	9,273,050
12,115	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/CCC+	11,085,225

			32,014,388

	Metals & Mining—1.4%
8,310	PNA Group, Inc., 10.75%, 9/1/16	B3/B-	7,354,350
12,735	RathGibson, Inc., 11.25%, 2/15/14	B3/B-	12,225,600

			19,579,950

	Miscellaneous—0.7%
9,477	Dow Jones CDX High Yield, 10.50%, 12/29/09 (a) (b) (c)	NR/NR	9,785,003

	Multi-Media—1.9%
14,370	CCH I LLC, 11.00%, 10/1/15	Caa2/CCC	10,059,000
8,220	Mediacom LLC, 9.50%, 1/15/13	B3/B-	7,233,600
10,835	Sirius Satellite Radio, Inc., 9.625%, 8/1/13	Caa2/CCC	8,993,050

			26,285,650

	Office Furnishings—0.9%
	Interface, Inc.,
5,375	9.50%, 2/1/14	B3/B-	5,563,125
6,600	10.375%, 2/1/10	B1/B+	6,930,000

			12,493,125

	Paper Products—1.5%
10,205	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	8,929,375
12,945	NewPage Corp., 12.00%, 5/1/13	B3/CCC+	12,815,550

			21,744,925

	Pharmaceuticals—0.1%
8,530	Leiner Health Products, Inc., 11.00%, 6/1/12	Ca/CC	1,748,650

	Pipelines—0.6%
8,600	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B-	8,041,000

	Retail—4.8%
8,250	Bon-Ton Stores, Inc., 10.25%, 3/15/14	Caa1/CCC+	5,568,750
7,550	Burlington Coat Factory Warehouse Corp.,
	11.125%, 4/15/14	B3/CCC+	6,153,250
8,405	El Pollo Loco Finance Corp., 11.75%, 11/15/13	Caa1/CCC	7,858,675
12,825	Michaels Stores, Inc., 10.00%, 11/1/14	B2/CCC	11,269,969
13,355	Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B	13,371,694
4,695	R.H. Donnelley, Inc., 8.875%, 1/15/16, Ser. A-3	B3/B	2,817,000
12,785	Rite Aid Corp., 8.625%, 3/1/15	Caa1/CCC+	9,780,525
10,900	Star Gas Partners L.P., 10.25%, 2/15/13, Ser. B	Caa3/CCC	10,954,500

			67,774,363

	Semi-Conductors—0.9%
3,275	Amkor Technology, Inc., 9.25%. 6/1/16	B1/B	3,199,282
12,405	Freescale Semiconductor, Inc., 10.125%, 12/15/16	B3/B-	8,869,575

			12,068,857

	Software—0.8%
12,395	First Data Corp., 9.875%, 9/24/15 (a) (b)	B3/B-	10,768,156

8 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 29, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Telecommunications—6.7%
$9,705	Centennial Cellular Operating Co., 10.125%, 6/15/13	B2/CCC+	$9,850,575
5,195	Centennial Communications Corp., 10.00%, 1/1/13	Caa1/CCC+	5,039,150
6,060	Cricket Communications, Inc., 9.375%, 11/1/14	Caa1/CCC	5,423,700
13,560	Hawaiian Telcom Communications, Inc., 12.50%, 5/1/15, Ser. B	Caa1/CCC	10,509,000
9,925	Intelsat Bermuda Ltd., 11.25%, 6/15/16	Caa2/CCC+	9,937,406
13,555	Level 3 Financing, Inc., 12.25%, 3/15/13	Caa1/CCC+	12,673,925
15,700	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/B+	16,838,250
12,680	Nortel Networks Ltd., 10.75%, 7/15/16	B3/B-	11,982,600
14,220	West Corp., 11.00%, 10/15/16	Caa1/B-	11,980,350

			94,234,956

	Theaters—0.9%
12,940	AMC Entertainment, Inc., 11.00%, 2/1/16	B2/CCC+	12,228,300

	Travel Services—0.9%
14,560	Travelport LLC, 11.875%, 9/1/16	Caa1/CCC+	12,376,000

	Total Corporate Bonds & Notes (cost-$620,973,420)		561,781,411

CONVERTIBLE BONDS & NOTES—10.6%
	Automotive—1.1%
15,930	Ford Motor Co., 4.25%, 12/15/36	Caa1/CCC+	15,472,013

	Commercial Services—0.6%
9,100	Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	8,645,000

	Computers—1.3%
17,355	Maxtor Corp., 6.80%, 4/30/10	Ba1/NR	18,851,869

	Electric—0.4%
1,995	PG&E Corp., 9.50%, 6/30/10	NR/NR	5,276,775

	Hotels/Gaming—0.2%
2,365	Mandalay Resort Group, Inc., 5.66%, 3/21/33 (d) (f)	Ba2/BB	3,346,475

	Internet—1.1%
15,055	Amazon.com, Inc., 4.75%, 2/1/09	Ba2/B+	15,581,925

	Oil & Gas—1.5%
12,755	Devon Energy Corp., 4.95%, 8/15/08	Baa1/BBB	20,694,987

	Retail—1.5%
21,008	Sonic Automotive, Inc., 5.25%, 5/7/09	B2/B	20,692,880

	Telecommunications—2.9%
20,550	Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	17,570,250
18,885	Nextel Communications, Inc., 5.25%, 1/15/10	Baa3/BBB-	17,657,475
5,567	Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	5,532,206

			40,759,931

	Total Convertible Bonds & Notes (cost-$149,922,541)		149,321,855

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 9

Nicholas-Applegate Convertible & Income Fund Schedule of Investments
February 29, 2008

Shares (000)			Value

COMMON STOCK—0.0%
		Computers—0.0%
—	**	Hewlett-Packard Co. (cost-$6)	$6

U.S. GOVERNMENT SECURITIES—2.8%

Principal Amount (000)

		United States Treasury Notes,
$25,435		12.00%, 8/15/13	26,593,488
10,775		13.25%, 5/15/14	12,229,636

		Total U.S. Government Securities (cost-$41,897,897)	38,823,124

SHORT-TERM INVESTMENT—3.5%
		Time Deposit—3.5%
49,212		Wachovia—London, 2.39%, 3/3/08	49,211,552

		(cost-$49,211,552)

		Total Investments (cost-$1,480,776,749)—100.0%	$1,404,659,459

10 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 29, 2008

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

CONVERTIBLE PREFERRED STOCK—43.9%
	Agriculture—2.0%
	Bunge Ltd.,
122	4.875%, 12/31/49	Ba1/BB	$16,709,238
8	5.125%, 12/1/10	NR/BB	8,280,000

			24,989,238

	Automotive—2.2%
	General Motors Corp.,
680	5.25%, 3/6/32, Ser. B	Caa1/B-	12,314,800
750	6.25%, 7/15/33, Ser. C	Caa1/B-	14,505,000

			26,819,800

	Banking—3.8%
15	Bank of America Corp., 7.25%, 12/31/49, Ser. L	Aa3/A+	16,539,878
292	Washington Mutual Capital Trust, 5.375%, 5/1/41, Ser. UNIT	Baa3/BBB-	10,230,508
162	Wells Fargo Co., 8.00%, 6/1/08, Ser. AAPL (Apple, Inc.) (e)	Aa1/AA+	19,352,082

			46,122,468

	Commercial Services—0.8%
287	United Rentals, Inc., 6.50%, 8/1/28	B3/B-	9,895,394

	Electric—4.2%
367	AES Trust III, 6.75%, 10/15/29	B3/B-	17,388,690
273	Entergy Corp., 7.625%, 2/17/09	NR/BBB	17,021,550
48	NRG Energy, Inc., 5.75%, 3/16/09	B2/CCC+	17,088,000

			51,498,240

	Financial Services—12.1%
355	Citigroup Funding, Inc., 4.583%, 9/27/08, Ser. GNW
	(Genworth Financial, Inc.) (d) (e)	Aa3/AA-	8,459,624
31	Citigroup, Inc., 6.50%, 12/31/49, Ser. T	A2/A	1,532,300
1,101	Eksportfinans A/S, 13.00%, 11/1/08, Ser. TWX
	(Time Warner, Inc.) (e)	Aaa/A+	17,222,825
	Goldman Sachs Group, Inc.,
745	9.75%, 12/19/08, Ser. CSCO (Cisco Systems, Inc.) (e)	Aa3/NR	18,944,255
454	20.00%, 3/6/08, Ser. DISH (Echostar Communications
	Corp.) (e)	Aa3/NR	14,193,906
253	Lazard Ltd., 6.625%, 5/15/08	Ba1/NR	8,124,070
	Lehman Brothers Holdings, Inc.,
802	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.) (e)	A1/A+	19,702,099
228	8.50%, 8/25/08, Ser. UTX (United Technologies Corp.) (e)	A1/A+	15,450,745
123	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.) (e)	A1/A+	17,398,860
	Morgan Stanley,
32	20.00%, 3/8/08, Ser. GOOG (Google, Inc.) (e)	Aa3/NR	13,342,968
496	20.00%, 3/24/08, Ser. DIS (The Walt Disney Co.) (e)	Aa3/NR	13,567,222

			147,938,874

	Hand/Machine Tools—1.2%
17	Stanley Works, 5.125%, 5/17/12 (d)	A2/A	14,882,325

	Insurance—3.5%
526	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	15,186,950
598	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09, Ser. A	NR/BB+	18,463,250
635	XL Capital Ltd., 7.00%, 2/15/09	Baa1/A-	9,048,750

			42,698,950

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 11

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 29, 2008

Shares (000)		Credit Rating (Moody’s/S&P)*	Value

	Investment Company—1.7%
314	Vale Capital Ltd., 5.50%, 6/15/10, Ser. RIO
	(Companhia Vale do Rio Doce) (e)	NR/NR	$21,172,594

	Metals & Mining—1.8%
152	Freeport-McMoRan Copper & Gold, Inc., 6.75%, 5/1/10	NR/B+	22,394,543

	Oil & Gas—1.9%
179	Chesapeake Energy Corp., 5.00%, 12/31/49	NR/B	23,249,625

	Packaging & Containers—0.7%
148	Owens-Illinois, Inc., 4.75, 12/31/49	Caa1/B	8,184,260

	Pharmaceuticals—1.1%
64	Schering-Plough Corp., 6.00%, 8/13/10	Baa3/BBB	13,162,012

	Real Estate (REIT)—1.2%
777	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A	B2/B-	15,416,502

	Sovereign—3.2%
	Svensk Exportkredit AB,
459	10.00%, 10/20/08, Ser. TEVA (Teva Pharmaceutical
	Industries Ltd.) (e)	Aa1/AA+	21,171,433
203	12.50%, 12/12/08, Ser. XOM (Exxon Mobil Corp.) (e)	Aa1/AA+	17,486,067

			38,657,500

	Telecommunications—1.4%
310	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	17,437,500

	Waste Disposal—1.1%
51	Allied Waste Industries, Inc., 6.25%, 3/1/08, Ser. D	B3/B	13,219,385

	Total Convertible Preferred Stock (cost-$551,112,625)		537,739,210

CORPORATE BONDS & NOTES—39.1%

Principal Amount (000)

	Advertising—0.7%
$9,900	Affinion Group, Inc., 11.50%, 10/15/15	Caa1/B-	9,157,500

	Apparel—0.7%
3,545	Levi Strauss & Co., 9.75%, 1/15/15	B2/B+	3,536,137
5,160	Oxford Industries, Inc., 8.875%, 6/1/11	B1/B	4,979,400

			8,515,537

	Automotive—3.0%
6,455	Accuride Corp., 8.50%, 2/1/15	B3/B-	5,067,175
3,385	American Axle & Manufacturing, Inc., 7.875%, 3/1/17	Ba3/BB	2,919,562
12,120	Exide Technologies, 10.50%, 3/15/13, Ser. B	Caa1/CCC+	11,271,600
11,040	General Motors Corp., 8.375%, 7/15/33	Caa1/B-	8,500,800
9,260	Goodyear Tire & Rubber Co., 11.00%, 3/1/11	Ba3/B+	9,769,300

			37,528,437

	Chemicals—0.4%
5,255	Momentive Performance Materials, Inc. 9.75%, 12/1/14	B3/B-	4,729,500

	Coal—0.4%
5,580	James River Coal Co., 9.375%, 6/1/12	Ca/CC	5,189,400

12 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 29, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Commercial Services—1.5%
$11,580	Cenveo Corp., 7.875%, 12/1/13	B3/B	$9,929,850
9,440	Hertz Corp., 10.50%, 1/1/16	B2/B	9,015,200

			18,945,050

	Computers—0.6%
8,925	Unisys Corp., 8.00%, 10/15/12	B2/B+	7,764,750

	Electric—1.8%
10,895	AES Corp., 9.50%, 6/1/09	B1/B	11,330,800
6,440	Energy Future Holdings Corp., 10.875%, 11/1/17 (a) (b)	B3/CCC+	6,379,464
4,600	Texas Competitive Electric Holdings Co. LLC,
	10.25%, 11/1/15 (a) (b)	B3/CCC	4,508,000

			22,218,264

	Electronics—0.9%
10,335	Stoneridge, Inc., 11.50%, 5/1/12	B2/B	10,645,050

	Financial Services—2.9%
6,755	AMR Holdings Co., 10.00%, 2/15/15	B1/B-	7,194,075
9,345	E*Trade Financial Corp., 8.00%, 6/15/11	Ba3/B	8,153,512
9,205	Ford Motor Credit Co., 7.00%, 10/1/13	B1/B	7,561,585
8,710	KAR Holdings, Inc., 8.75%, 5/1/14 (a) (b)	B3/CCC	7,839,000
3,223	MedCath Holdings Corp., 9.875%, 7/15/12	Caa1/B-	3,400,265
3,230	Residential Capital LLC, 8.375%, 6/30/10	B2/B	1,857,250

			36,005,687

	Healthcare—1.1%
5,865	Alliance Imaging, Inc., 7.25%, 12/15/12	B3/B-	5,571,750
7,985	Hanger Orthopedic Group, Inc., 10.25%, 6/1/14	Caa1/CCC+	8,084,813

			13,656,563

	Home Furnishings—1.0%
9,210	Central Garden & Pet Co., 9.125%, 2/1/13	Caa1/CCC+	7,506,150
6,030	Jarden Corp., 7.50%, 5/1/17	B3/B-	5,313,938

			12,820,088

	Manufacturing—2.2%
11,265	Harland Clarke Holdings Corp., 9.50%, 5/15/15	Caa1/B-	8,392,425
1,845	Park-Ohio Industries, Inc., 8.375%, 11/15/14	B3/B-	1,489,838
8,290	Polypore, Inc., 8.75%, 5/15/12	Caa1/CCC+	7,916,950
10,385	Sally Holdings LLC, 10.50%, 11/15/16	Caa1/CCC+	9,502,275

			27,301,488

	Metals & Mining—1.4%
7,090	PNA Group, Inc., 10.75%, 9/1/16	B3/B-	6,274,650
10,875	RathGibson, Inc., 11.25%, 2/15/14	B3/B-	10,440,000

			16,714,650

	Miscellaneous—0.6%
6,723	Dow Jones CDX High Yield, 10.50%, 12/29/09 (a) (b) (c)	NR/NR	6,941,497

	Multi-Media—1.9%
12,791	CCH I LLC, 11.00%, 10/1/15	Caa2/CCC	8,953,700
7,030	Mediacom LLC, 9.50%, 1/15/13	B3/B-	6,186,400
9,165	Sirius Satellite Radio, Inc., 9.625%, 8/1/13	Caa2/CCC	7,606,950

			22,747,050

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 13

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 29, 2008

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Office Furnishings—0.9%
	Interface, Inc.,
$4,625	9.50%, 2/1/14	B3/B-	$4,786,875
5,715	10.375%, 2/1/10	B1/B+	6,000,750

			10,787,625

	Paper Products—1.5%
8,730	Neenah Paper, Inc., 7.375%, 11/15/14	B2/B+	7,638,750
11,055	NewPage Corp., 12.00%, 5/1/13	B3/CCC+	10,944,450

			18,583,200

	Pharmaceuticals—0.1%
7,235	Leiner Health Products, Inc., 11.00%, 6/1/12	Ca/CC	1,483,175

	Pipelines—0.7%
8,650	Dynegy Holdings, Inc., 7.75%, 6/1/19	B2/B-	8,087,750

	Retail—4.7%
7,550	Bon-Ton Stores, Inc., 10.25%, 3/15/14	Caa1/CCC+	5,096,250
6,450	Burlington Coat Factory Warehouse Corp.,
	11.125%, 4/15/14	B3/CCC+	5,256,750
7,125	El Pollo Loco Finance Corp., 11.75%, 11/15/13	Caa1/CCC	6,661,875
10,975	Michaels Stores, Inc., 10.00%, 11/1/14	B2/CCC	9,644,281
11,295	Neiman-Marcus Group, Inc., 10.375%, 10/15/15	B3/B	11,309,119
4,090	R.H. Donnelley, Inc., 8.875%, 1/15/16, Ser. A-3	B3/B	2,454,000
10,960	Rite Aid Corp., 8.625%, 3/1/15	Caa1/CCC+	8,384,400
9,190	Star Gas Partners L.P., 10.25%, 2/15/13, Ser. B	Caa3/CCC	9,235,950

			58,042,625

	Semi-Conductors—0.9%
2,925	Amkor Technology, Inc., 9.25%. 6/1/16	B1/B	2,857,374
10,595	Freescale Semiconductor, Inc., 10.125%, 12/15/16	B3/B-	7,575,425

			10,432,799

	Software—0.8%
10,605	First Data Corp., 9.875%, 9/24/15 (a) (b)	B3/B-	9,213,094

	Telecommunications—6.6%
8,295	Centennial Cellular Operating Co., 10.125%, 6/15/13	B2/CCC+	8,419,425
4,440	Centennial Communications Corp., 10.00%, 1/1/13	Caa1/CCC+	4,306,800
5,190	Cricket Communications, Inc., 9.375%, 11/1/14	Caa1/CCC	4,645,050
11,640	Hawaiian Telcom Communications, Inc., 12.50%, 5/1/15,
	Ser. B	Caa1/CCC	9,021,000
8,575	Intelsat Bermuda Ltd., 11.25%, 6/15/16	Caa2/CCC+	8,585,719
12,198	Level 3 Financing, Inc., 12.25%, 3/15/13	Caa1/CCC+	11,405,130
13,510	Millicom International Cellular S.A., 10.00%, 12/1/13	B1/B+	14,489,475
10,820	Nortel Networks Ltd., 10.75%, 7/15/16	B3/B-	10,224,900
12,155	West Corp., 11.00%, 10/15/16	Caa1/B-	10,240,587

			81,338,086

	Theaters—0.9%
11,060	AMC Entertainment, Inc., 11.00%, 2/1/16	B2/CCC+	10,451,700

	Travel Services—0.9%
12,440	Travelport LLC, 11.875%, 9/1/16	Caa1/CCC+	10,574,000

	Total Corporate Bonds & Notes (cost-$532,908,396)		479,874,565

14 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Fund II Schedule of Investments
February 29, 2008

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value

CONVERTIBLE BONDS & NOTES—10.9%
		Automotive—1.1%
$14,260		Ford Motor Co., 4.25%, 12/15/36	Caa1/CCC+	$13,850,025

		Commercial Services—0.8%
10,125		Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	9,618,750

		Computers—1.5%
17,260		Maxtor Corp., 6.80%, 4/30/10	Ba1/NR	18,748,675

		Hotels/Gaming—0.2%
2,125		Mandalay Resort Group, Inc., 5.66%, 3/21/33 (d) (f)	Ba2/BB	3,006,875

		Internet—1.1%
13,320		Amazon.com, Inc., 4.75%, 2/1/09	Ba2/B+	13,786,200

		Oil & Gas—1.5%
11,305		Devon Energy Corp., 4.95%, 8/15/08	Baa1/BBB	18,342,363

		Retail—1.5%
18,535		Sonic Automotive, Inc., 5.25%, 5/7/09	B2/B	18,256,975

		Telecommunications—3.2%
20,000		Level 3 Communications, Inc., 6.00%, 3/15/10	Caa3/CCC	17,100,000
16,885		Nextel Communications, Inc., 5.25%, 1/15/10	Baa3/BBB-	15,787,475
5,790		Nortel Networks Corp., 4.25%, 9/1/08	B3/B-	5,753,812

				38,641,287

		Total Convertible Bonds & Notes (cost-$135,463,145)		134,251,150

COMMON STOCK—0.0%

Shares (000)

		Computers—0.0%
—	**	Hewlett-Packard Co. (cost-$13)		13

U.S. GOVERNMENT SECURITIES—2.7%

Principal Amount (000)

		United States Treasury Notes,
$21,565		12.00%, 8/15/13		22,547,221
9,225		13.25%, 5/15/14		10,470,384

		Total U.S. Government Securities (cost-$35,613,665)		33,017,605

SHORT-TERM INVESTMENT—3.4%
		Time Deposit—3.4%
41,086		Wachovia—London, 2.39%, 3/3/08
		(cost-$41,085,961)		41,085,961

		Total Investments (cost-$1,296,183,805)—100.0%		$1,225,968,504

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 15

Nicholas-Applegate Convertible & Income Funds Schedule of Investments
February 29, 2008

Notes to Schedules of Investments:

*	Unaudited

**	Less than 1 share

(a)

144A Security-Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b)

Private Placement. Restricted as to resale and may not have a readily available market; aggregating $42,325,095 and $34,881,055, representing 3.01% and 2.84% of total investments, for Convertible & Income and Convertible & Income II, respectively.

(c)	Credit-linked trust certificate.

(d)

Variable Rate Notes - Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate.). The interest rate disclosed reflects the rate in effect on February 29, 2008.

(e)	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(f)

Fair-valued security–Securities with an aggregate value of $3,346,475, representing 0.24% of total investments, have been fair-valued for Nicholas-Applegate Convertible & Income. Securities with an aggregate value of $3,006,875, representing 0.25% of total investments, have been fair-valued for Nicholas-Applegate Convertible & Income II.

Glossary:

NR — Not Rated
REIT — Real Estate Investment Trust

16 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds Statements of Assets and Liabilities
February 29, 2008

	Convertible & Income	Convertible & Income II

Assets:
Investments, at value (cost—$1,480,776,749 and
$1,296,183,805 respectively)	$1,404,659,459	$1,225,968,504

Cash	95,712	85,266

Receivable for investments sold	24,190,207	21,524,633

Interest and dividends receivable	22,811,656	19,823,308

Prepaid expenses	17,539	34,600

Total Assets	1,451,774,573	1,267,436,311

Liabilities:
Payable for investments purchased	21,468,422	18,846,522

Dividends payable to common and preferred shareholders	9,215,641	7,321,347

Investment management fees payable	788,387	688,703

Accrued expenses	259,252	220,145

Total Liabilities	31,731,702	27,076,717

Preferred Shares ($0.00001 par value; $25,000 net asset and
liquidation value per share applicable to 21,000 and 20,200
shares issued and outstanding, respectively)	525,000,000	505,000,000

Net Assets Applicable to Common Shareholders	$895,042,871	$735,359,594

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share applicable to 71,506,712 and 59,407,723 shares issued and outstanding, respectively)	$715	$594

Paid-in-capital in excess of par	1,022,249,998	844,946,435

Dividends in excess of net investment income	(9,861,279)	(2,966,814)

Accumulated net realized loss	(41,229,273)	(36,405,320)

Net unrealized depreciation of investments	(76,117,290)	(70,215,301)

Net Assets Applicable to Common Shareholders	$895,042,871	$735,359,594

Net Asset Value Per Common Share	$12.52	$12.38

See accompanying Notes to Financial Statements | 2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 17

Nicholas-Applegate Convertible & Income Funds Statements of Operations
For the year ended February 29, 2008

	Convertible & Income	Convertible & Income II

Investment Income:
Interest	$77,378,012	$66,395,904

Dividends	48,754,095	43,890,258

Other income	1,886,925	1,591,290

Total Investment Income	128,019,032	111,877,452

Expenses:
Investment management fees	10,827,915	9,509,838

Auction agent fees and commissions	1,341,750	1,284,794

Shareholder communications	211,182	182,268

Custodian and accounting agent fees	192,516	168,360

Excise tax expense	—	89,476

Trustees’ fees and expenses	93,030	86,040

Audit and tax services	69,540	69,540

New York Stock Exchange listing fees	59,750	48,816

Legal fees	30,260	30,378

Insurance expense	28,623	25,248

Transfer agent fees	28,600	34,940

Miscellaneous	35,934	28,470

Total expenses	12,919,100	11,558,168

Net Investment Income	115,099,932	100,319,284

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(18,160,351)	(16,792,214)

Interest rate caps	4,497,648	4,326,310

Net change in unrealized appreciation/depreciation of investments	(133,242,027)	(116,546,458)

Net realized and change in unrealized loss on investments
and interest rate caps	(146,904,730)	(129,012,362)

Net Decrease in Net Assets Resulting from Investment Operations	(31,804,798)	(28,693,078)

Dividends on Preferred Shares from Net Investment Income	(27,656,266)	(26,638,794)

Net Decrease in Net Assets Applicable to Common Shareholders
Resulting from Investment Operations	$(59,461,064)	$(55,331,872)

18 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Funds	Statements of Changes in Net Assets Applicable to Common Shareholders

	Convertible & Income		Convertible & Income II

	Years ended		Years ended

	February 29, 2008	February 28, 2007	February 29, 2008	February 28, 2007

Investment Operations:
Net investment income	$115,099,932	$116,181,272	$100,319,284	$98,948,695

Net realized gain (loss) on investments and interest rate caps	(13,662,703)	8,855,409	(12,465,904)	7,117,626

Net change in unrealized appreciation/ depreciation of investments and interest rate caps	(133,242,027)	29,697,863	(116,546,458)	28,469,157

Net increase (decrease) in net assets resulting from investment operations	(31,804,798)	154,734,544	(28,693,078)	134,535,478

Dividends and Distributions on Preferred Shares from:
Net investment income	(27,656,266)	(24,125,321)	(26,638,794)	(22,519,793)

Net realized gains	—	(1,803,699)	—	(2,416,506)

Total dividends and distributions on preferred shares	(27,656,266)	(25,929,020)	(26,638,794)	(24,936,299)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(59,461,064)	128,805,524	(55,331,872)	109,599,179

Dividends and Distributions to Common Shareholders from:
Net investment income	(106,877,538)	(105,087,315)	(94,900,364)	(82,967,363)

Net realized gains	—	(13,590,252)	—	(14,356,454)

Total dividends and distributions to common shareholders	(106,877,538)	(118,677,567)	(94,900,364)	(97,323,817)

Capital Share Transactions:
Reinvestment of dividends and distributions	11,231,986	22,242,952	6,577,991	15,969,069

Total increase (decrease) in net assets applicable to common shareholders	(155,106,616)	32,370,909	(143,654,245)	28,244,431

Net Assets Applicable to Common Shareholders:
Beginning of year	1,050,149,487	1,017,778,578	879,013,839	850,769,408

End of year (including undistributed (dividends in excess of) net investment income of $(9,861,279), $(1,602,715); $(2,966,814) and $8,330,487 respectively)	$895,042,871	$1,050,149,487	$735,359,594	$879,013,839

Common shares issued in reinvestment of dividends and distributions	759,819	1,476,599	448,992	1,085,156

See accompanying Notes to Financial Statements | 2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 19

Nicholas-Applegate Convertible & Income Funds February 29, 2008	Notes to Financial Statements

1. Organization and Significant Accounting Policies

Nicholas-Applegate Convertible & Income Fund (“Convertible & Income”) and Nicholas-Applegate Convertible & Income Fund II (“Convertible & Income II”), collectively referred to as the “Funds”, were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. In December 2005, Convertible & Income II changed its fiscal year end from June 30 to February 28. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ Investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value common stock authorized.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been asserted. However, the Funds expect the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at February 29, 2008. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, the Funds are in the process of reviewing the SFAS 157 against their current valuation policies to determine future applicability.

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

The following is a summary of significant accounting policies followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their discretion pursuant to guidelines approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar

20 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Funds February 29, 2008	Notes to Financial Statements

1. Organization and Significant Accounting Policies (continued)

characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Each Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on corporate bonds and notes purchased are accreted or amortized, respectively to interest income over the lives of the respective securities using the effective interest method. Payments received from certain investments may be comprised of dividends, realized gains and return of capital upon receipt of information from the issuer. Dividend income is recorded on the ex-dividend date.

(c) Federal Income Taxes

The Funds intend to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions—Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trusts’ receipt of payments from, and the trusts’ potential obligations to, the counterparties to the derivative instruments and other securities in which the trusts invest.

(f) Interest Rate Caps

In an interest rate cap, one party pays a fee while the other party pays the excess, if any, of a floating rate over a specified fixed rate. Interest rate caps are intended to manage the Funds’ exposure to changes in short-term interest rates and hedge the Auction Preferred Shares. Owning interest rate caps reduces the Funds’ duration, making them less sensitive to changes in interest rates from a market value perspective. The effect on distributions involves protection from rising short-term rates, which the Funds experience primarily in the form of leverage. The Funds are exposed to credit loss in the event of non-performance by the other party to the interest rate cap. Premiums paid by the Funds are recognized as an asset and amortized into realized loss over the life of the interest rate cap. Changes in the value of the interest rate caps are recognized as unrealized appreciation or depreciation. Periodic payments received during periods the floating rate exceeds the specific fixed rate are recognized into realized gain.

(g) Concentration of Risk

It is the Funds’ policy to invest a significant portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Funds to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 21

Nicholas-Applegate Convertible & Income Funds February 29, 2008	Notes to Financial Statements

2. Investment Manager/Sub-Adviser

The Funds have entered into Investment Management Agreements (the “Agreements”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Funds pay the Investment Manager an annual fee, payable on a monthly basis, at the annual rate of 0.70% of the Funds’ average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained its affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”), to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. For its services pursuant to Sub-Advisory Agreements, the Investment Manager, and not the Funds, pay the Sub-Adviser an annual fee payable on a monthly basis.

3. Investment in Securities

For the year ended February 29, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Convertible & Income	Convertible & Income II

Purchases	$745,252,592	$658,587,671
Sales	502,367,676	445,192,815

For the year ended February 29, 2008, purchases and sales of U.S. government obligations were:

	Convertible & Income	Convertible & Income II

Purchases	$22,047,483	$18,873,454
Sales	—	—

4. Income Tax Information

The tax character of dividends and distributions paid were:

Convertible & Income:

	Year ended February 29, 2008	Year ended February 28, 2007

Ordinary Income	$134,533,804	$129,212,623
Long-Term Capital Gains	$—	$15,393,964

At February 29, 2008, the Fund had no distributable earnings.

In accordance with U.S. Treasury regulations, Convertible & Income elected to defer net realized capital losses of $21,404,788, arising after October 31, 2007. Such losses are treated as rising on March 1, 2008.

For the fiscal year ended February 29, 2008, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments, interest rate cap premium amortization and periodic payments. These adjustments were to decrease dividends in excess of net investment income and to increase accumulated realized loss by $11,175,308.

The cost basis of portfolio securities for federal income tax purposes is $1,488,598,266. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $55,527,035; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $139,465,842; net unrealized depreciation for federal income tax purposes is $(83,938,807). The difference between book and the tax basis unrealized is attributable to wash sales, amortization of premium and the differing treatment of convertible preferred securities.

At February 29, 2008, Convertible & Income had a capital loss carryforward of $12,792,155, $(1,830,527 of which will expire in 2015, and $10,961,628 of which will expire in 2016) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

22 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Funds February 29, 2008	Notes to Financial Statements

4. Income Tax Information (continued)

The tax character of dividends and distributions paid were:

Convertible & Income II:

	Year ended February 29, 2008	Year ended February 28, 2007

Ordinary Income	$121,539,158	$105,487,674
Long-Term Capital Gains	$ —	$ 16,772,442

At February 29, 2008, the Fund had no distributable earnings.

In accordance with U.S. Treasury regulations, Convertible & Income II elected to defer net realized capital losses of $17,089,344, arising after October 31, 2007. Such losses are treated as rising on March 1, 2008.

For the fiscal year ended February 29, 2008, permanent differences are primarily attributable to the differing treatment of premium amortization, convertible preferred securities, consent payments, an interest rate cap premium amortization and periodic payments. These adjustments were to decrease dividends in excess of net investment income and to increase accumulated net realized loss of $9,922,573.

The cost basis of portfolio securities for federal income tax purposes is $1,303,619,100. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $48,953,602; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $126,604,198; net unrealized depreciation for federal income tax purposes is $(77,650,596). The difference between book and the tax basis unrealized is attributable to wash sales, amortization of premium and the differing treatment of convertible preferred securities.

At February 29, 2008, Convertible & Income II had a capital loss carryforward of $13,089,843 $(1,751,653 of which will expire in 2015, and $11,338,190 of which will expire in 2016) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

5. Auction Preferred Shares

Convertible & Income has issued 4,200 shares of Preferred Shares Series A, 4,200 shares of Preferred Shares Series B, 4,200 shares of Preferred Shares Series C, 4,200 shares of Preferred Shares Series D, and 4,200 shares of Preferred Shares Series E each with a liquidation preference value of $25,000 per share plus accrued dividends.

Convertible & Income II has issued 4,040 shares of Preferred Shares Series A, 4,040 shares of Preferred Shares Series B, 4,040 shares of Preferred Shares Series C, 4,040 shares of Preferred Shares Series D, and 4,040 shares of Preferred Shares Series E each with a liquidation preference value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized long-term gains, if any, are paid annually.

Convertible & Income:

For the fiscal year ended February 29, 2008, the annualized dividend rate ranged from:

	High	Low	At February 29, 2008

Series A	6.50%	4.30%	4.338%
Series B	7.75%	4.20%	4.368%
Series C	6.35%	4.278%	4.368%
Series D	6.75%	4.20%	4.368%
Series E	7.00%	4.20%	4.473%

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 23

Nicholas-Applegate Convertible & Income Funds February 29, 2008	Notes to Financial Statements

5. Auction Preferred Shares (continued)

Convertible & Income II:

For the fiscal year ended February 29, 2008, the annualized dividend rate ranged from:

	High	Low	At February 29, 2008

Series A	6.50%	4.00%	4.338%
Series B	7.75%	4.20%	4.368%
Series C	6.35%	4.278%	4.368%
Series D	6.75%	4.30%	4.368%
Series E	7.00%	4.20%	4.473%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

6. Subsequent Common Dividend Declarations

On March 3, 2008, the following dividends were declared to common shareholders payable April 1, 2008 to shareholders of record on March 13, 2008:

Convertible & Income	$0.125 per common share
Convertible & Income II	$0.11875 per common share

On April 1, 2008, the following dividends were declared to common shareholders payable May 1, 2008 to shareholders of record on April 11, 2008:

Convertible & Income	$0.125 per common share
Convertible & Income II	$0.11875 per common share

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

24 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Funds February 29, 2008	Notes to Financial Statements

7. Legal Proceedings (continued)

Since February 2004, the Investment Manager, the Sub-Advisers and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or its affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 25

Nicholas-Applegate Convertible & Income Fund Financial Highlights
For a share of common stock outstanding throughout each period:

						For the period March 31, 2003* through February 29, 2004
	Year ended

	February 29, 2008	February 28, 2007	February 28, 2006		February 28, 2005

Net asset value, beginning of period	$14.84	$14.69	$16.07		$16.67	$14.33	**

Income from Investment Operations:
Net investment income	1.62	1.66	1.51		1.48	1.28

Net realized and change in unrealized gain (loss) on investments and interest rate caps	(2.05)	0.55	(0.48)		0.38	2.61

Total from investment operations	(0.43)	2.21	1.03		1.86	3.89

Dividends and Distributions on Preferred Shares from:
Net investment income	(0.39)	(0.34)	(0.25)		(0.12)	(0.07)

Net realized gains	—	(0.03)	(0.02)		(0.02)	—

Total dividends and distributions on preferred shares	(0.39)	(0.37)	(0.27)		(0.14)	(0.07)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.82)	1.84	0.76		1.72	3.82

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.50)	(1.50)	(1.91)		(1.50)	(1.33)

Net realized gains	—	(0.19)	(0.23)		(0.82)	(0.03)

Total dividends and distributions to common shareholders	(1.50)	(1.69)	(2.14)		(2.32)	(1.36)

Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—	—		—	(0.03)

Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—	—		—	(0.09)

Total capital share transactions	—	—	—		—	(0.12)

Net asset value, end of period	$12.52	$14.84	$14.69		$16.07	$16.67

Market price, end of period	$12.50	$16.08	$15.69		$15.82	$16.38

Total Investment Return (1)	(13.63)%	14.60%	14.30%		11.53%	18.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$895,043	$1,050,149	$1,017,779		$1,086,001	$1,101,833

Ratio of expenses to average net assets (2)	1.26%	1.27%	1.28	%(4)	1.24%	1.17	%(3)

Ratio of net investment income to average net assets (2)	11.26%	11.37%	10.03%		9.20%	8.97	%(3)

Preferred shares asset coverage per share	$67,626	$74,981	$73,442		$76,698	$77,460

Portfolio turnover	33%	67%	52%		70%	86%

*	Commencement of operations

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.

(3)	Annualized.

(4)	Ratio of expenses to average net assets excluding excise tax expense was 1.26%.

26 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08 | See accompanying Notes to Financial Statements

Nicholas-Applegate Convertible & Income Fund II Financial Highlights
For a share of common stock outstanding throughout each period:

				For the Period July 1, 2005 through				For the period
						Year		July 31, 2003*
	Year ended					ended		through

	February 29,		February 28,	February 28,		June 30,		June 30,
	2008		2007	2006†		2005		2004

Net asset value, beginning of period	$14.91		$14.70	$14.61		$15.18		$14.33	**

Income from Investment Operations:
Net investment income	1.70		1.69	1.04		1.59		1.23

Net realized and change in unrealized gain (loss) on investments and interest rate caps	(2.17)		0.61	0.58		(0.39)		1.10

Total from investment operations	(0.47)		2.30	1.62		1.20		2.33

Dividends and Distributions on Preferred Shares from:
Net investment income	(0.45)		(0.38)	(0.17)		(0.21)		(0.08)

Net realized gains	—		(0.04)	(0.05)		(0.00	) ††	—

Total dividends and distributions on preferred shares	(0.45)		(0.42)	(0.22)		(0.21)		(0.08)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.92)		1.88	1.40		0.99		2.25

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.61)		(1.42)	(1.05)		(1.42)		(1.24)

Net realized gains	—		(0.25)	(0.26)		(0.14)		(0.03)

Total dividends and distributions to common shareholders	(1.61)		(1.67)	(1.31)		(1.56)		(1.27)

Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—		—	—		—		(0.03)

Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—		—	—		—		(0.10)

Total capital share transactions	—		—	—		—		(0.13)

Net asset value, end of period	$12.38		$14.91	$14.70		$14.61		$15.18

Market price, end of period	$12.09		$15.42	$15.14		$14.74		$14.05

Total Investment Return (1)	(12.08)%		13.99%	12.10%		16.44%		1.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$735,359		$879,014	$850,769		$834,909		$855,783

Ratio of expenses to average net assets (2)	1.35	% (4)	1.34%	1.37	% (3) (4)	1.35%		1.23	% (3)

Ratio of net investment income to average net assets (2)	11.75%		11.56%	10.57	% (3)	9.79%		8.87	% (3)

Preferred shares asset coverage per share	$61,410		$68,493	$67,096		$66,319		$67,359

Portfolio turnover	34%		60%	33%		67%		73%

*	Commencement of operations

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

†	During the period the Fund’s fiscal year-end changed from June 30 to February 28.

††	Less than $0.005 per share.

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of the period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common shares and preferred shares relative to the average net assets of common shareholders.

(3)	Annualized.

(4)	Ratio of expenses to average net assets excluding excise tax expense was 1.34% for the year ended February 29, 2008 and 1.35% for the year period July 1, 2005 through February 28, 2006.

See accompanying Notes to Financial Statements | 2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 27

Nicholas-Applegate Convertible & Income Funds	Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of:

Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II (the “Funds”) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets applicable to common shareholders for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2008

28 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Funds	Tax Information/Annual Shareholder Meeting Results
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year-end (February 29, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended February 29, 2008 were as follows:

Convertible & Income:
Dividends to common shareholders from ordinary income	$1.4947
Dividends to preferred shareholders from ordinary income	$1,316.9650

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 13.3% or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the period ended February 29, 2008, which qualified for the Dividends Received Deduction available to corporate shareholders was 5.2% or the maximum allowable amount.

Convertible & Income II:
Dividends to common shareholders from ordinary income	$1.5974
Dividends to preferred shareholders from ordinary income	$1,318.7522

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 13.8% or the maximum allowable amount.

The percentage of ordinary dividends paid by the Fund during the period ended February 29, 2008, which qualified for the Dividends Received Deduction available to corporate shareholders was 5.0% or the maximum allowable amount.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 29, 2008. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Shareholder Meetings Results:

The Funds held their joint annual meetings of shareholders on July 25, 2007. Common/Preferred shareholders of Convertible & Income voted to re-elect Robert E. Connor and Hans W. Kertess, and elect William B. Ogden, IV and John C. Maney as Trustees. Common/Preferred shareholders of Convertible & Income II voted to re-elect Paul Belica and Robert E. Connor, and elect William B. Ogden, IV and John C. Maney as Trustees as indicated below.

		Withheld
	Affirmative	Authority

Convertible & Income:
Re-election of Robert E. Connor*—Class I to serve until 2010	16,948	101
Re-election of Hans W. Kertess—Class I to serve until 2010	62,416,432	885,197
Election of William B. Ogden, IV—Class I to serve until 2010	62,422,180	879,449
Election of John C. Maney —Class III to serve until 2009	62,418,800	882,829

Convertible & Income II:
Re-election of Paul Belica—Class I to serve until 2010	52,282,756	654,339
Re-election of Robert E. Connor*—Class I to serve until 2010	16,515	89
Election of William B. Ogden, IV—Class I to serve until 2010	52,366,529	570,566
Election of John C. Maney—Class III to serve until 2009	52,352,840	584,255

Messrs. Paul Belica, John Dalessandro II* and R. Peter Sullivan III continue to serve as Trustees of Convertible & Income and Messrs. John Dalessandro II, Hans W. Kertess and R. Peter Sullivan III continue to serve as Trustees of Convertible & Income II.

* Preferred Shares Trustee

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 29

Nicholas-Applegate Convertible & Income Funds	Privacy Policy/Proxy Voting Policies & Procedures
(unaudited)

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the twelve months ended June 30, 2007 is available (i) without charge, upon request, by calling the Funds’ transfer agent at (800) 331-1710; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Funds	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ transfer agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 31

Nicholas-Applegate Convertible & Income Funds Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess Date of Birth: 7/12/39 Chairman of the Board of Trustees since: 2007 Trustee since: 2003	President, H. Kertess & Co., a financial advisory company: Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Term of office: Expected to stand for re-election at 2010 (Convertible & Income)/ 2009 (Convertible & Income II) annual meeting of shareholders.
Trustee/Director of 31 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica Date of Birth: 9/27/21 Trustee since: 2003

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Term of Office: Expected to stand for re-election at 2009 (Convertible & Income)/ 2010 (Convertible & Income II) annual meeting of shareholders.
Trustee/Director of 31 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2003	Retired; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.
Trustee/Director of 31 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II Date of Birth: 7/26/37 Trustee since: 2003	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
Term of office: Expected to stand for re-election at 2008 annual meeting of shareholders.
Trustee/Director of 31 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

32 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Nicholas-Applegate Convertible & Income Funds	Board of Trustees
(unaudited) (continued)

Name, Date of Birth, Position(s) Held
with Funds, Length of Service, Other
Trusteeships/Directorships Held by
Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes
Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006	Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Term of office: Expected to stand for election at 2010 annual meeting of shareholders.
Trustee/Director of 31 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III Date of Birth: 9/4/41 Trustee since: 2004	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
Term of office: Expected to stand for re-election at 2008 annual meeting of shareholders.
Trustee/Director of 31 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John C. Maney† Date of Birth: 8/3/59 Trustee since 2006

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

Term of office: Expected to stand for election at 2009 annual meeting of shareholders.
Trustee/Director of 68 Funds in the Fund Complex,
Trustee/Director of no Funds outside the Fund Complex

†

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Further information about Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated May 21, 2003 (for Nicholas-Applegate Convertible & Income Fund) and September 25, 2003 (for Nicholas-Applegate Convertible & Income Fund II), which can be obtained, without charge, by calling the Funds’ shareholder servicing agent at (800) 331-1710.

2.29.08 | Nicholas-Applegate Convertible & Income Funds Annual Report 33

Nicholas-Applegate Convertible & Income Funds Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2003

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary, Vice President, and Chief Legal Officer since: 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 74 funds in the Fund Complex. Secretary & Chief Legal Officer of the Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: 2006

Executive Vice President, Chief Legal Officer – U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc. and Allianz Global Investors Managed Accounts LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk Date of Birth: 4/06/61 Assistant Secretary since: 2006

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 74 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006

Assistant Secretary of 74 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

34 Nicholas-Applegate Convertible & Income Funds Annual Report | 2.29.08

Trustees and Principal Officers

Hans W. Kertess
Trustee, Chairman of the Board of Trustees
Paul Belica
Trustee
Robert E. Connor
Trustee
John J. Dalessandro II
Trustee
John C. Maney
Trustee
William B. Ogden, IV
Trustee
R. Peter Sullivan III
Trustee
Brian S. Shlissel
President & Chief Executive Officer
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer
Scott Whisten
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
William V. Healey
Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Nicholas-Applegate Capital Management
600 West Broadway, 30th Floor
San Diego, California 92101

Custodian & Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate Convertible & Income Fund and Nicholas-Applegate Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On August 15, 2007 the fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $48,000 in 2007 and $50,000 in 2008.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $10,000 in 2007 and $10,000 in 2008. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $12,000 in 2007 and $13,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
   Federal, state and local income tax compliance; and, sales and use tax compliance
   Timely RIC qualification reviews
   Tax distribution analysis and planning
   Tax authority examination services
   Tax appeals support services
   Accounting methods studies
   Fund merger support service
   Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $150,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

     f) Not applicable

     g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2007 Reporting Period was $1,715,429 and the 2008 Reporting Period was $487,892.

     h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICY

Nicholas-Applegate Convertible & Income Fund (NCV) & Nicholas-Applegate Convertible & Income Fund II (NCZ) (each a “Trust”)

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC ("NACM")
Description of Proxy Voting Policy and Procedures

Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.

We vote all proxies received according to our written guidelines, Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and may not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our client’s best interest. In certain cases, we will vote a specific account outside of our policy upon client request.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings to ensure ballots are received and voted. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the proxy analysis is used for each issue, and all votes are recorded. Any variance from stated policy is carefully noted, including the reason for the variance. In some circumstances NACM is not notified of a ballot to vote, therefore resulting in a non-voted ballot.

The proxy voting and record keeping are provided through a third party vendor, Glass Lewis. Prior to October 31, 2006 we were using Institutional Shareholder Services (ISS) for this service. We maintain proxy voting records for all applicable accounts and make these records available to clients at their request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

a)1) Nicholas Applegate Capital Management LLC (“NACM” or “Nicholas-Applegate”)

As of May 9, 2008, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate Convertible & Income Fund (NCV) and Nicholas-Applegate Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as head of the team:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager, Income and Growth Strategies
Doug Forsyth oversees Nicholas-Applegate's Income and Growth Strategies portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Doug was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has sixteen years of investment industry experience.

William (Brit) L. Stickney
Managing Director, Portfolio Manager, Income and Growth Strategies
Brit Stickney has portfolio management and research responsibilities as a member of the firm’s Income and Growth Strategies team. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Brit’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the Kellogg School of Management, Northwestern University, and a B.S. in finance from Miami University, Ohio. He has nineteen years of investment industry experience.

Justin Kass, CFA
Senior Vice President, Portfolio Manager, Income and Growth Strategies
Justin Kass joined the firm in 2000 with responsibilities for portfolio management and research on our Income and Growth Strategies team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from The UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has ten years of investment industry experience.

Michael E. Yee
Senior Vice President, Portfolio Manager, Income and Growth Strategies
Michael Yee has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Michael was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Michael holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has fourteen years of investment industry experience.

David A. Foster, CPA, CFA
Associate, Analyst
David Foster joined the firm in 2007 with research responsibilities on the Income and Growth Strategies team. He was previously an investment banking associate in the financial advisory services group for Houlihan Lokey Howard & Zukin, a national investment banking firm; a senior financial specialist at BAE Systems; supervising senior accountant at KPMG LLP; and senior accountant at Follmer, Rudzewicz & Co., PC. David earned his M.B.A. from the University of Southern California, Marshall School of Business, graduating Magna cum Laude, and his B.A. degree from Albion College, also graduating Magna cum Laude. He has eleven years of investment industry experience.

Elizabeth Lemesevski
Senior Vice President, Analyst
Liz Lemesevski joined the firm in 2001 with portfolio management and research responsibilities on the Income and Growth Strategies team. She was previously an analyst with T.A. McKay & Co., a boutique high yield firm; with Citibank’s secondary loan trading division; and in client service with CoreStates International Bank specializing in the Asia Pacific region. She earned her M.B.A. in finance from Fordham University and a B.S. in finance, with a double major in French, from Rutgers University. Liz has sixteen years of investment industry experience.

Joanna H. Willars
Vice President, Analyst
Joanna Willars joined the firm in 2006 with research responsibilities on the Income and Growth Strategies team. She was previously senior global trust relationship manager with JPMorgan Chase Bank, and has been an analyst for several energy companies. Joanna earned her M.B.A. in business administration with concentrations in finance and international business from the University of St. Thomas, Houston and her B.A. from Texas A&M University. She has seven years of investment industry experience.

Nicole D. Larrabee
Fixed Income Trading Assistant
As a member of the Income and Growth Strategies team, Nicole Larrabee has responsibilities in portfolio management, trading and research. Prior to joining the firm in 2000 as an account administrator, Nicole was a sales associate with Salomon Smith Barney (Schroders); Lehman Brothers, Inc.; and Heflin and Co., LLC; and conducted research as an intern for Sun Alliance Holdings, Ltd. and Cantor Fitzgerald and Co., Inc. Nicole earned her B.S. in business administration from The University of Arizona. She has thirteen years of investment industry experience.

The following summarizes information regarding dates individuals became portfolio managers for the Funds:

Portfolio Manager	Date started with the Funds:
Douglas G. Forsyth, CFA	Since Inception of both NCZ and NCV
Justin Kass, CFA	July 2003 and since inception of NCZ
William (Brit) L. Stickney	Since Inception of both NCZ and NCV
Michael E. Yee	Since Inception of both NCZ and NCV

a)2) NACM

The following summarizes information regarding each of the accounts, excluding each Fund, as applicable, that were managed by portfolio managers. The information is as of February 29, 2008, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

	Other RICs			Other Accounts		Other Pooled
PM	#	AUM($million)		#	AUM($million)	#	AUM($million)
		Excluding	Excluding
		NCV	NCZ
Douglas G.	6	2,864	3,046	12	1,403	6	1,031
Forsyth,
CFA
Justin Kass,	6	2,864	3,046	12	1,403	6	1,031
CFA
William	6	2,864	3,046	12	1,403	6	1,031
(Brit) L.
Stickney
Michael E.	6	2,864	3,046	12	1,403	6	1,031
Yee

Elizabeth	6	2,864	3,046	12	1,403	6	1,031
Lemesevski
David A.	6	2,864	3,046	12	1,403	6	1,031
Foster, CFA
Joanna H.	6	2,864	3,046	12	1,403	6	1,031
Willars
Nicole D.	6	2,864	3,046	12	1,403	6	1,031
Larrabee

Accounts and Assets for which Advisory Fee is Based on Performance
For the accounts referenced below, Nicholas-Applegate receives an investment management fee and also is entitled to an incentive fee if certain conditions are met.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G.	-	-	-	-	2	458
Forsythe,
CFA
Justin Kass,	-	-	-	-	2	458
CFA
William	-	-	-	-	2	458
(Brit) L.
Stickney
Michael E.	-	-	-	-	2	458
Yee
Elizabeth	-	-	-	-	2	458
Lemesevski
David A.	-	-	-	-	2	458
Foster, CFA
Joanna H.	-	-	-	-	2	458
Willars
Nicole D.	-	-	-	-	2	458
Larrabee

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

NACM (for purposes of this section, the “Investment Adviser”) has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash, and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Investment Adviser’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds.

a) 3) As of February 29, 2008 the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Fund (for the purposes of this section, “Portfolio Managers”):

  Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

  Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.

  Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for final investment decisions for their strategy and other portfolio managers to whose portfolios they contribute. Decision making portfolio managers are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

  Compensation and Account Performance

  Approximately 75% of a portfolio manager’s bonus is based on one- (30% weight), three- (60% weight), and five-year (10% weight) annualized performance of client accounts. Relative performance to the benchmark is approximately half of the calculation and the product’s peer ranking in institutional consultant universes determines the other half. The remaining 25% of the bonus is based on a qualitative review and firm profitability. In the qualitative review, team members are evaluated based on the consistency of their implementation of the investment process. Portfolio managers responsible for final investment decisions evaluate the members of their teams. The Chief Investment Officer evaluates the decision making portfolio managers.

  Profit-Sharing

  Investment teams participate in a profit-sharing plan which provides the opportunity for additional compensation. Each team receives a pool which is based on the pre-tax profit of their product(s). All team members are eligible to participate in the pool. Allocations are decided by the Chief Investment Officer and the portfolio managers responsible for final investment decisions of the teams. The share of pre-tax profit increases with increasing profitability. This structure, together with the bonus based on investment performance, fully aligns the team with client interests.

  Long-Term Cash Bonus Plan

  A Long-Term Cash Bonus Plan provides long-term incentives and rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan provides awards that are based on Nicholas-Applegate’s operating earnings growth. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

  Equity Ownership

  In September 2006, Allianz SE approved an equity ownership plan for key employees of Nicholas-Applegate. The plan was implemented as of January 31, 2007. Nicholas-Applegate believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for Nicholas-Applegate employees.

a)4) As of February 29, 2008, the following table shows the portfolio managers who own any of the shares issued by the Funds:

Portfolio Manager	Dollar Range
Douglas G. Forsyth, CFA	$100,001-$500,000 (NCV); None for NCZ
Justin Kass, CFA	$100,001-$500,000 (NCV); $100,001-$500,000 (NCZ)
William (Brit) L. Stickney	None
Michael E. Yee	$100,001-$500,000 (NCV); $100,001-$500,000 (NCV)

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

March 2007	N/A	14.28	107,721	N/A
April 2007	N/A	14.39	101,832	N/A
May 2007	N/A	14.60	99,358	N/A
June 2007	N/A	14.68	102,359	N/A
July 2007	N/A	14.10	103,149	N/A
August 2007	N/A	13.18	109,896	N/A
September 2007	N/A	N/A	N/A	N/A
October 2007	N/A	N/A	N/A	N/A
November 2007	N/A	N/A	N/A	N/A
December 2007	N/A	N/A	N/A	N/A
January 2008	N/A	N/A	N/A	N/A
February 2008	N/A	11.89	135,504	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a -3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Convertible & Income Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 9, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 9, 2008

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 9, 2008